Exhibit 10.45

GUARANTY

May 22, 2015

THIS GUARANTY (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, this “Guaranty”) is dated as of May 22, 2015 and is made by WARREN RESOURCES OF CALIFORNIA, INC., a California corporation (“Warren California”), WARREN E&P, INC., a New Mexico corporation (“Warren E&P”), WARREN MARCELLUS LLC, a Delaware limited liability company (“Warren Marcellus” and together with Warren California, Warren E&P and any other entity that becomes a party hereto from time to time after the date hereof as provided herein, the “Guarantors”) in favor of WILMINGTON TRUST, NATIONAL ASSOCIATION, in its capacity as administrative agent under the Credit Agreement described below (“Administrative Agent”).

W I T N E S S E T H

WHEREAS, the Warren Resources, Inc., a Maryland corporation (the “Borrower”) is party to that certain Credit Agreement (as amended, restated, amended and restated, supplemented or otherwise modified in writing from time to time, the “Credit Agreement”; capitalized terms used and not otherwise defined herein shall have the respective meanings provided for in the Credit Agreement) dated as of even date herewith among the Borrower, the financial institutions or other entities from time to time party thereto (the “Lenders”) and the Administrative Agent;

WHEREAS, each Guarantor is a Subsidiary of the Borrower; and

WHEREAS, as one of the conditions to making Loans and other financial accommodations available to Borrower under the Credit Agreement, the Lenders have required that each of the Guarantors guaranty the obligations of Borrower to Administrative Agent and the Lenders.

NOW, THEREFORE, in consideration of the foregoing, and in order to induce Lenders to make the Loans and other financial accommodations available to the Borrower under the Credit Agreement, each Guarantor hereby agrees with Administrative Agent, for its benefit and the benefit of Lenders, as follows:

I.                                        GUARANTY

For value received, and in consideration of any loan, advance or financial accommodation of any kind whatsoever heretofore, now or hereafter made, given or granted to Borrower by Administrative Agent or any Lender, each Guarantor jointly and severally hereby unconditionally guaranties the full and prompt payment and performance when due, whether at maturity or earlier, by reason of acceleration or otherwise, and at all times thereafter, of all of the Obligations.  Without limiting the foregoing, the Obligations guaranteed hereby include all fees, costs and expenses (including attorneys’ fees and expenses), incurred by Administrative Agent or any Lender in attempting to collect any amount due under this Guaranty (or otherwise enforcing this Guaranty), or in prosecuting any action against Borrower, any Guarantor or any other guarantor of all or part of the Obligations and all interest, fees, costs and expenses owing to

[GUARANTY]

Administrative Agent or any Lender after the commencement of bankruptcy proceedings with respect to Borrower, any Guarantor or any other guarantor of all or part of the Obligations (whether or not the same may be collected while such proceedings are pending).

If Borrower shall for any reason fail to pay any Obligation, as and when such Obligation shall become due and payable, whether at its stated maturity, as a result of the exercise of any power to accelerate, or otherwise, each Guarantor will, upon demand by Administrative Agent, pay such Obligation in full to Administrative Agent for the benefit of Lenders.  If Borrower shall for any reason fail to perform promptly any Obligation that is not for the payment of money, each Guarantor will, upon demand by Administrative Agent, cause such Obligation to be performed or, if specified by Administrative Agent, provide sufficient funds, in such amount and manner as Administrative Agent shall in good faith determine, for the prompt, full and faithful performance of such Obligation by Administrative Agent or such other Person as Administrative Agent shall designate. Without limiting the generality of the foregoing, each Guarantor will pay all amounts that constitute part of the Obligations and would be owing but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding.

Each Guarantor hereby agrees that this Guaranty is a present and continuing guaranty of payment and not of collection and that its obligations hereunder shall be unconditional, irrespective of (i) the validity or enforceability of the Obligations or any part thereof, or of any of the Financing Documents, (ii) the waiver or consent by Administrative Agent or any Lender with respect to any provision of any Financing Document, or any amendment, modification or other change with respect to any Financing Document, (iii) any merger or consolidation of Borrower, any Guarantor or any other guarantor of all or part of the Obligations into or with any Person or any change in the ownership of the equity of Borrower, any Guarantor or any other guarantor of all or part of the Obligations, (iv) any dissolution of any Guarantor or any insolvency, bankruptcy, liquidation, reorganization or similar proceedings with respect to Borrower, any Guarantor or any other guarantor of all or part of the Obligations, (v) any action or inaction on the part of Administrative Agent or any Lender, including the absence of any attempt to collect the Obligations from Borrower, any Guarantor or any other guarantor of all or part of the Obligations or other action to enforce the same or the failure by Administrative Agent to take any steps to perfect and maintain its Lien on, or to preserve its rights to, any security or collateral for the Obligations, (vi) Administrative Agent’s election, in any proceeding instituted under Chapter 11 of Title 11 of the United States Code (11 U.S.C. Section 101 et seq.), as amended (the “Bankruptcy Code”), of the application of Section 1111(b)(2) of the Bankruptcy Code, (vii) any borrowing or grant of a Lien by Borrower, any Guarantor or any other guarantor of all or part of the Obligations, as debtor-in-possession, under Section 364 of the Bankruptcy Code, (viii) the disallowance, under Section 502 of the Bankruptcy Code, of all or any portion of Administrative Agent’s or any Lender’s claims for repayment of the Obligations, (ix) Administrative Agent’s or any Lender’s inability to enforce the Obligations of Borrower as a result of the automatic stay provisions under Section 362 of the Bankruptcy Code, (x) the discharge or release by Administrative Agent and/or Lenders of any Guarantor’s obligations and liabilities under this Guaranty or (xi) any other circumstance which might otherwise constitute a legal or equitable discharge or defense of Borrower, any Guarantor or any other guarantor of all or part of the Obligations.

This Guaranty is a continuing guaranty and shall remain in full force and effect until the latest of (i) the payment in full in cash of the Obligations and all other amounts payable under this Guaranty; (ii) the date on which all commitments of the Administrative Agent and the Lenders under the Credit Agreement shall terminate and (iii) the latest date of expiration or termination of all commitments and letters of credit issued under the Credit Agreement.  This Guaranty and each other Financing Document to which any Guarantor is a party shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any Obligation is rescinded or must otherwise be returned by Administrative Agent or any Lender as a result of the insolvency, bankruptcy or reorganization of any Credit Party or otherwise, all as though such payment had not been made, and each Guarantor jointly and severally will pay such amount to the applicable party on demand. Any transfer by subrogation that is made as contemplated in this Guaranty prior to any such payment shall (regardless of the terms of such transfer), be automatically voided upon the making of any such payment or payments, and all rights so transferred shall thereupon automatically revert to and be vested in Administrative Agent for the benefit of Lenders.

Notwithstanding any provision of this Guaranty to the contrary, it is intended that this Guaranty, and any Liens granted by each Guarantor to secure the obligations and liabilities arising pursuant to this Guaranty, not constitute a “Fraudulent Conveyance” (as defined below).  Consequently, each Guarantor agrees that if this Guaranty, or any Liens securing the obligations and liabilities arising pursuant to this Guaranty, would, but for the application of this sentence, constitute a Fraudulent Conveyance, this Guaranty and each such Lien shall be valid and enforceable only to the maximum extent that would not cause this Guaranty or such Lien to constitute a Fraudulent Conveyance, and this Guaranty shall automatically be deemed to have been amended accordingly at all relevant times. For purposes hereof, “Fraudulent Conveyance” means a fraudulent conveyance or fraudulent transfer under Section 548 of the Bankruptcy Code or a fraudulent conveyance or fraudulent transfer under the provisions of any applicable fraudulent conveyance or fraudulent transfer law or similar law of any state, nation or other governmental unit, as in effect from time to time.

No payment made by or for the account or benefit of any Guarantor (including (i) a payment made by Borrower in respect of the Obligations, (ii) a payment made by any other Guarantor pursuant to this Guaranty, (iii) a payment made by any Person under any other guaranty of the Obligations or (iv) a payment made by means of set-off or other application of funds by Administrative Agent or any Lender), pursuant to this Guaranty shall entitle any Guarantor, by subrogation or otherwise, to any payment by Borrower or from or out of any property of Borrower, and no Guarantor shall exercise any right or remedy against Borrower or any property of Borrower including any right of contribution or reimbursement by reason of any performance by any Guarantor under this Guaranty, until the Obligations have been paid in full and the Credit Agreement has been terminated.

Each Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of any bankruptcy proceeding (or other insolvency proceeding), of Borrower, protest or notice with respect to the Obligations and all demands whatsoever, and covenants that this Guaranty will not be discharged, except by complete and irrevocable payment and performance of the obligations and liabilities contained herein.  No notice to any Guarantor or any other party shall be required for Administrative Agent, on behalf of Administrative Agent or any Lender, to make demand hereunder.  Such demand shall constitute a mature and liquidated claim against each Guarantor.  Upon the occurrence and during the continuance of any Event of Default, Administrative Agent may, at its sole election, proceed directly and at once, without notice, against any Guarantor to collect and recover the full amount or any portion of the Obligations, without first proceeding against Borrower, any other Guarantor, any other Person or any security or collateral for the Obligations.

Administrative Agent and Lenders are hereby authorized, without notice or demand to any Guarantor and without affecting or impairing the liability of any Guarantor hereunder, to, from time to time, (i) renew, extend, accelerate or otherwise change the time for payment of, or other terms relating to, the Obligations or otherwise modify, amend or change the terms of any Financing Document, (ii) accept partial payments on the Obligations, (iii) take and hold collateral for the payment of the Obligations, or for the payment of this Guaranty, or for the payment of any other guaranties of the Obligations or other liabilities of Borrower, and exchange, enforce, waive and release any such collateral, (iv) apply such collateral and direct the order or manner of sale thereof as in their sole discretion they may determine and (v) settle, release, compromise, collect or otherwise liquidate the Obligations and any collateral therefor in any manner.

During the continuance of any Event of Default, each Lender is hereby authorized by each Guarantor at any time or from time to time, with reasonably prompt subsequent notice to such Guarantor (any prior or contemporaneous notice being hereby expressly waived to the extent permitted by applicable law), to set off and to appropriate and to apply any and all balances and other property at any time held or owing by such Lender (or any branch or agency thereof), to or for the credit or for the account of such Guarantor, against and on account of any of the Obligations; except that no Lender shall exercise any such right without the prior written consent of Administrative Agent. Each Guarantor agrees, to the fullest extent permitted by Law, that any Lender (or any branch or agency thereof), may exercise its right to set off with respect to the Obligations as provided in this paragraph.

At any time after maturity of the Obligations, Administrative Agent and Lenders may, in their sole discretion, without notice to any Guarantor and regardless of the acceptance of any collateral for the payment hereof, appropriate and apply toward payment of the Obligations (i) any indebtedness due or to become due from Administrative Agent or any Lender to any Guarantor and (ii) any moneys, credits or other property belonging to any Guarantor at any time held by or coming into the possession of Administrative Agent or any Lender or any Affiliates thereof, whether for deposit or otherwise.

Each Guarantor hereby assumes responsibility for keeping itself informed of the financial condition of Borrower, and any and all endorsers and other guarantors of all or any part of the Obligations and of all other circumstances bearing upon the risk of nonpayment of the Obligations or any part thereof that diligent inquiry would reveal, and each Guarantor hereby agrees that neither Administrative Agent nor any Lender shall have any duty to advise any Guarantor of information known to such Administrative Agent or Lender regarding such condition or any such circumstances. Each Guarantor hereby acknowledges familiarity with Borrower’s financial condition and that it has not relied on any statements by Administrative Agent or any Lender in obtaining such information.  In the event Administrative Agent or any

Lender, in its sole discretion, undertakes at any time or from time to time to provide any such information to any Guarantor, neither Administrative Agent nor any Lender shall be under any obligation (i) to undertake any investigation with respect thereto, (ii) to disclose any information which, pursuant to accepted or reasonable commercial finance practices, Administrative Agent or such Lender wishes to maintain confidential or (iii) to make any other or future disclosures of such information, or any other information, to such Guarantor.

Each Guarantor consents and agrees that neither Administrative Agent nor any Lender shall be under any obligation to marshal any assets in favor of any Guarantor or against or in payment of any or all of the Obligations.  Each Guarantor further agrees that, to the extent that Borrower makes a payment or payments to Administrative Agent or any Lender, or Administrative Agent or any Lender receives any proceeds of Collateral, which payment or payments or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to Borrower, its estate, trustee, receiver or any other party, including any Guarantor, under any bankruptcy law, state or federal law, common law or equitable cause, then to the extent of such payment or repayment, the Obligations or the part thereof which has been paid, reduced or satisfied by such amount shall be reinstated and continued in full force and effect as of the date such initial payment, reduction or satisfaction occurred, and this Guaranty shall continue to be in existence and in full force and effect, irrespective of whether any evidence of indebtedness has been surrendered or cancelled.

Each Guarantor subordinates all debts, liabilities and other obligations owed to such Guarantor by each other Credit Party (the “Subordinated Obligations”), to the Obligations as follows:

1.                                      Except during the continuance of a Default (including the commencement and continuation of any proceeding under any bankruptcy law relating to any other Credit Party), Guarantor may receive regularly scheduled payments from any other Credit Party on account of the Subordinated Obligations.  After the occurrence and during the continuance of any Default (including the commencement and continuation of any proceeding under any bankruptcy law relating to any other Credit Party), unless Administrative Agent otherwise agrees, such Guarantor shall not demand, accept or take any action to collect any payment on account of any Subordinated Obligation.

2.                                      In any proceeding under any bankruptcy law relating to any other Credit Party, the Administrative Agent and the Lenders shall be entitled to receive payment in full in cash of all Obligations (including all interest and expenses accruing after the commencement of a proceeding under any bankruptcy law, whether or not constituting an allowed claim in such proceeding (“Post-Petition Interest”)), before such Guarantor receives payment of any Subordinated Obligation.

3.                                      After the occurrence and during the continuance of any Default (including the commencement and continuation of any proceeding under any bankruptcy law relating to any other Credit Party), such Guarantor shall, if Administrative Agent so requests, collect, enforce and receive payments on account of the Subordinated Obligations as trustee for the Administrative Agent and Lender and deliver such payments to the Agent on account of the Obligations (including all Post-Petition Interest), together with any necessary endorsements or other instruments of transfer, but without reducing or affecting in any manner the liability of such Guarantor under the other provisions of this Guaranty.

Until all Obligations have been paid in full in cash and otherwise performed in full, and all obligations under each other Financing Document to which any Guarantor is a party have been paid and performed in full, no Guarantor shall have any right of subrogation, reimbursement, indemnity, exoneration, contribution or any other claim against any Credit Party or any security in connection with this Guaranty.  Until such time, each Guarantor waives any right to enforce any remedy that such Guarantor may have against Borrower and any right to participate in any collateral security.  If any amount shall be paid to any Guarantor on account of any subrogation or other right, any such other remedy, or any collateral security at any time when all of the Obligations and all other expenses guaranteed pursuant hereto shall not have been paid in full, such amount shall be held in trust for the benefit of Administrative Agent and Lenders, shall be segregated from the other funds of such Guarantor and shall forthwith be paid over to Administrative Agent to be held by Administrative Agent for the benefit of Administrative Agent and Lenders as collateral security for, or then or at any time thereafter applied in whole or in part by Administrative Agent against, any Obligation, whether matured or unmatured, in such order as Administrative Agent shall elect. If any Guarantor shall have paid any Obligation and if all of the Obligations shall have been paid in full in cash, the Agent will, at expense and reasonable request, execute and deliver to such Guarantor (without recourse, representation or warranty), appropriate documents necessary to evidence the transfer, without representation or warranty, by subrogation to such Guarantor of an interest in the Obligations resulting from such payment by such Guarantor; provided that (i) such transfer shall be subject to the reinstatement provisions of this Guaranty, and (ii) without the consent of Administrative Agent (which Administrative Agent may withhold in its discretion), such Guarantor shall not have the right to be subrogated to any claim or right against any Credit Party that has become owned by Administrative Agent or any Lender, whose ownership has otherwise changed in the course of enforcement of the Credit Documents, or that Administrative Agent otherwise has released or wishes to release from its Obligations.

After all Obligations have been paid in full in cash and otherwise performed in full, and all obligations under each other Financing Document to which any Guarantor is a party have been paid and performed in full, all Guarantors that have made payments in respect of the Obligations shall be entitled to contribution from all other Guarantors, to the end that all such payments upon the Obligations shall be shared among all such Guarantors in proportion to their respective Net Worths; provided that the contribution obligations of each such Guarantor shall be limited to the maximum amount that it can pay at such time without rendering its contribution obligations voidable under applicable law relating to fraudulent conveyances or fraudulent transfers. “Net Worth” means, at any time and for any Guarantor:

1.                                the fair value of such Guarantor’s assets (other than such right of contribution), minus

2.                                the fair value of such Guarantor’s liabilities (other than its liabilities under its guaranty of the Obligations).

Each Guarantor also waives all set-offs and counterclaims and all presentments, demands for performance, notices of nonperformance, protests, notices of protest, notices of dishonor, and notices of acceptance of this Guaranty.  Each Guarantor further waives all notices of the existence, creation or incurring of new or additional indebtedness, arising either from additional loans extended to Borrower or otherwise, and also waives all notices that the principal amount, or any portion thereof, or any interest under or on any Financing Document is due, notices of any and all proceedings to collect from the maker, any endorser or any other guarantor of all or any part of the Obligations, or from anyone else, and, to the extent permitted by law, notices of exchange, sale, surrender or other handling of any security or collateral given to Administrative Agent to secure payment of the Obligations.

II.                                   MISCELLANEOUS

Each Guarantor hereby represents and warrants to Administrative Agent and Lenders that (i) it is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, (ii) the execution, delivery and performance by such Guarantor of this Guaranty and the other Financing Documents to which it is a party are within its powers, have been duly authorized by all necessary action pursuant to its Organizational Documents, require no further action by or in respect of, or filing with, any governmental body, agency or official and do not violate, conflict with or cause a breach or a default under any provision of applicable law or regulation, any of its Organizational Documents or any agreement, judgment, injunction, order, decree or other instrument binding upon it and (iii) this Guaranty, and each other Financing Document to which it is a party, constitutes a valid and binding agreement or instrument of such Guarantor, enforceable against such Guarantor in accordance with its respective terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or other similar laws relating to the enforcement of creditors’ rights generally and by general equitable principles. In addition to and without limitation of the foregoing, each Guarantor hereby confirms that it has reviewed the representations and warranties contained in Article 3 of the Credit Agreement and the covenants contained in Articles 4 and 5 of the Credit Agreement and agrees that such representations and warranties and covenants shall be deemed to have been made by such Guarantor (as if such representations and warranties and covenants referred to such Guarantor), herein and shall be fully incorporated in this Guaranty by reference thereto (provided, that such Guarantor shall only be deemed to have made such representations and warranties with respect to itself and its Subsidiaries).

Each Guarantor hereby agrees to the provisions of Section 2.13 and 11.10 of the Credit Agreement, which are incorporated herein by reference.

Any payment received by Administrative Agent from any Guarantor (or from any Lender pursuant to the preceding paragraph), shall be applied by the Administrative Agent in accordance with the Credit Agreement.

The initial Guarantors hereunder shall the Persons that are signatories hereto.  From time to time subsequent to the date hereof, additional Persons may become parties hereto as additional Guarantors (each an “Additional Guarantor”) by executing a Counterpart to Guaranty in the form of Exhibit A attached hereto (or such other form as may be satisfactory to the Lead Lenders and Administrative Agent).  Upon delivery of any such Counterpart to Guaranty to the

Administrative Agent, notice of which is hereby waived by Guarantors, each such Additional Guarantor shall be a Guarantor and shall be a party hereto as if such Additional Guarantor were an original signatory hereof.  Each Guarantor expressly agrees that its obligations arising hereunder shall not be affected or diminished by the addition or release of any other Guarantor hereunder, or by any election by Administrative Agent or any Lenders not to cause any Subsidiary of the Borrower to become an Additional Guarantor hereunder.  This Guaranty shall be fully effective as to any Guarantor that is or becomes a party hereto regardless of whether any such Person becomes or fails to become or ceases to be a Guarantor hereunder.

No delay on the part of Administrative Agent in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by Administrative Agent of any right or remedy shall preclude any further exercise thereof; nor shall any modification or waiver of any of the provisions of this Guaranty be binding upon Administrative Agent or Lenders, except as expressly set forth in a writing duly signed and delivered on Administrative Agent’s behalf by an authorized officer or agent of Administrative Agent. Administrative Agent’s or any Lender’s failure at any time or times hereafter to require strict performance by Borrower or any Guarantor of any of the provisions, warranties, terms and conditions contained in this Guaranty shall not waive, affect or diminish any right of Administrative Agent and Lenders at any time or times hereafter to demand strict performance thereof and such right shall not be deemed to have been waived by any act or knowledge of Administrative Agent or any Lender, or its respective agents, officers or employees, unless such waiver is contained in an instrument in writing signed by an officer or agent of Administrative Agent, and directed to Borrower or a Guarantor, as applicable, specifying such waiver. No failure or delay by Administrative Agent or any Lender in exercising any right, power or privilege under this Guaranty shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.  The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

Without limiting any other obligation of any Guarantor or remedy of Administrative Agent or Lenders under this Guaranty, each Guarantor hereby agrees to indemnify, pay and hold harmless Indemnitees from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, expenses and disbursements of any kind or nature whatsoever (including the reasonable fees and disbursements of counsel for such Indemnitee), in connection with any investigative, response, remedial, administrative or judicial matter or proceeding, whether or not such Indemnitee shall be designated a party thereto and including any such proceeding initiated by or on behalf of a Credit Party, and the reasonable expenses of investigation by engineers, environmental consultants and similar technical personnel and any commission, fee or compensation claimed by any broker (other than any broker retained by Administrative Agent or Lenders), asserting any right to payment for the transactions contemplated hereby, which may be imposed on, incurred by or asserted against such Indemnitee as a result of or in connection with the transactions contemplated hereby or by the other Financing Documents and the use or intended use of the proceeds of the Loans and Letters of Credit, except such Guarantor shall have no obligation hereunder to an Indemnitee with respect to any liability resulting from the gross negligence or willful misconduct of such Indemnitee, as determined by a final non-appealable judgment of a court of competent jurisdiction. To the extent that the undertaking set forth in the immediately preceding sentence may be unenforceable, each Guarantor shall contribute the maximum portion which it is permitted to pay and satisfy under applicable Law to the payment and satisfaction of all such indemnified liabilities incurred by the Indemnitees or any of them.  The obligations of each Guarantor to indemnify and pay the Indemnitees for fees and disbursements of counsel in connection with any litigation, dispute, suit or proceeding relating to any Financing Document and in connection with any workout, collection, bankruptcy, insolvency and other enforcement proceedings under any and all Financing Documents shall be limited to such costs and expenses for counsel to Administrative Agent and for only one counsel acting for all Lenders (other than Administrative Agent).

This Guaranty shall be binding upon Guarantors and their respective successors and assigns and shall inure to the benefit of Administrative Agent and Lenders and their respective successors and assigns, except that no Guarantor may assign its obligations hereunder without the written consent of Administrative Agent.  All notices, approvals, requests, demands and other communications hereunder shall be given in accordance with the notice provision of the Credit Agreement; provided, that such notices shall be given to each Guarantor at its address or facsimile number set forth on Annex I hereto.

Any term defined herein may be used in the singular or plural.  “Include”, “includes” and “including” shall be deemed to be followed by “without limitation”.  Except as otherwise specified or limited herein, references to any Person include the successors and assigns of such Person.  References “from” or “through” any date mean, unless otherwise specified, “from and including” or “through and including”, respectively.  Unless otherwise specified herein, the settlement of all payments and fundings hereunder between or among the parties hereto shall be made in lawful money of the United States and in immediately available funds.

THIS GUARANTY AND ALL MATTERS RELATING HERETO (WHETHER SOUNDING IN CONTRACT LAW, TORT LAW OR OTHERWISE), SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.  TO THE EXTENT PERMITTED BY LAW, EACH GUARANTOR HEREBY CONSENTS TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN THE BOROUGH OF MANHATTAN, CITY OF NEW YORK, STATE OF NEW YORK AND IRREVOCABLY AGREES THAT, SUBJECT TO ADMINISTRATIVE AGENT’S ELECTION, ALL ACTIONS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS GUARANTY OR ANY OTHER FINANCING DOCUMENTS SHALL BE LITIGATED IN SUCH COURTS.  EACH GUARANTOR EXPRESSLY SUBMITS AND CONSENTS TO THE JURISDICTION OF THE AFORESAID COURTS AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS.  TO THE EXTENT PERMITTED BY LAW, EACH GUARANTOR HEREBY WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS AND AGREES THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE UPON SUCH GUARANTOR BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, ADDRESSED TO BORROWER AT THE ADDRESS SET FORTH IN THIS GUARANTY, OR AS OTHERWISE DESIGNATED IN ACCORDANCE WITH THE NOTICE PROVISIONS OF THE CREDIT AGREEMENT AND THAT SERVICE SO MADE SHALL BE COMPLETE TEN (10) DAYS AFTER THE SAME HAS BEEN POSTED.

EACH GUARANTOR AND ADMINISTRATIVE AGENT HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY, TO THE OTHER FINANCING DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREBY AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.  EACH GUARANTOR ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH PARTY HAS RELIED ON THE WAIVER IN ENTERING INTO THIS GUARANTY AND THE OTHER FINANCING DOCUMENTS, AND THAT EACH PARTY WILL CONTINUE TO RELY ON THIS WAIVER IN THEIR RELATED FUTURE DEALINGS.  EACH GUARANTOR WARRANTS AND REPRESENTS THAT IT HAS HAD THE OPPORTUNITY OF REVIEWING THIS JURY WAIVER WITH LEGAL COUNSEL, AND THAT EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS.

This Guaranty may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

Notwithstanding anything herein to the contrary, this Guaranty and the exercise of any right or remedy hereunder are subject to the provisions of any applicable Intercreditor Agreements, and further, to the extent any provision herein contained shall be inconsistent with any provision contained in any Intercreditor Agreement, the provisions of such Intercreditor Agreement shall prevail.

In addition to and without limitation of any of the foregoing, this Guaranty shall be deemed to be a Financing Document and shall otherwise be subject to all of general terms and conditions contained in Article 11 of the Credit Agreement, mutatis mutandi.

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, this Guaranty has been duly executed by each Guarantor as of the date of the Credit Agreement first written above.

WARREN RESOURCES OF CALIFORNIA, INC., as a Guarantor

WARREN E&P, INC., as a Guarantor

WARREN MARCELLUS LLC, as a Guarantor

By:	/s/ Stewart P. Skelly
Name:	Stewart P. Skelly
Title:	Vice President and Treasurer

[Signature Page to Guaranty]

WILMINGTON TRUST, NATIONAL ASSOCIATION, as Administrative Agent

By:	/s/ Joshua G. James
Name:	Joshua G. James
Title:	Vice President

[Signature Page to Guaranty]

Exhibit A

COUNTERPART TO GUARANTY

The Counterpart to Guaranty is dated as of          , 20     and is made by (“Additional Guarantor”) in favor of Wilmington Trust, as Administrative Agent.  All capitalized terms not defined herein shall have the meaning ascribed to them in the Guaranty hereinafter referenced or in the Credit Agreement hereinafter referenced.

Recitals

WHEREAS, Warren Resources, Inc. (the “Borrower”), the financial institutions or other entities from time to time party thereto (the “Lenders”) and Wilmington Trust, National Association, as administrative agent (in such capacity, together with its successors in such capacity, the “Administrative Agent”) have entered in to that certain Credit Agreement dated as of May 22, 2015 (as amended, restated, amended and restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement”);

WHEREAS, in connection with the Credit Agreement, the Borrower and certain Subsidiaries of the Borrower (each a “Guarantor,” and, collectively, the “Guarantors”) entered into that certain Guaranty (as amended, restated, extended, refinanced ,replaced, supplemented or otherwise modified in writing from time to time, the “Guaranty”);

WHEREAS, the Credit Agreement requires Additional Guarantor to become a party to the Guaranty; and

WHEREAS, Additional Guarantor is executing and delivering this Counterpart to Guaranty in order to become a party to the Guaranty;

NOW THEREFORE IT IS AGREED:

By executing and delivering this Counterpart to Guaranty, Additional Guarantor hereby becomes a party to the Guaranty as a Guarantor thereunder with the same force and effect as if originally named therein as a Guarantor and, without limiting the generality of the foregoing, hereby expressly assumes all obligations and liabilities of a Guarantor thereunder.  Additional Guarantor hereby represents and warrants that each of the representations and warranties in the Credit Agreement applicable to Additional Guarantor, is true and correct with respect to Additional Guarantor in all material respects on and as of the date hereof (after giving effect to this Counterpart to Guaranty).

This Counterpart to Guaranty may be executed in any number of separate counterparts, each of which, when so executed, shall be deemed an original, and all of said counterparts taken together shall be deemed to constitute but one and the same instrument.  Delivery of an executed signature page by facsimile or other electronic transmission (e.g. “pdf” or “tif” format) shall be effective as delivery of a manually executed counterpart hereof.

This Counterpart to Guaranty shall be governed by, and construed in accordance with, the laws of the State of New York and applicable federal law.

IN WITNESS WHEREOF, the undersigned Additional Guarantor has caused this Counterpart to Guaranty to be duly executed and delivered by its officer thereunto duly authorized as of the date first set forth above.

[NAME OF ADDITIONAL GUARANTOR], as Additional Guarantor

By:
Name:
Title:

ANNEX I

Addresses

Warren Resources of California, Inc.
301 East Ocean Avenue, Suite 1010
Long Beach, CA 90802

Warren E&P, Inc.
123 West 1st Street
Casper, WY 82601

Warren Marcellus LLC
489 Fifth Avenue
New York, NY 10017